Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED JUNE 30, 2024

August 9, 2024

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring or investing in multi-family properties (including challenges in (i) buying properties directly without the participation of joint venture partners and (ii) making alternative investments in multi-family properties, and the limited number of multi-family property investment/acquisition opportunities available to us), which transactions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".
We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.
The state-by-state and property-by-property revenue, weighted average rent per occupied unit and similar information presented herein do not give effect to the straight lining of rent concessions. Revenues for the three and six months ended June 30, 2024, exclude $413,000 of the amortization of deferred rent concessions with respect to the consolidated data and $60,000 with respect to the unconsolidated data.

BRT Apartments Corp. (NYSE: BRT)

Second Quarter 2024 and Subsequent Highlights
•Reported results for the second quarter of 2024 of net loss of $2.3 million, or $(0.13) per diluted share, Funds from Operations, or FFO, of $0.29 per diluted share and Adjusted Funds from Operations, or AFFO, of $0.35 per diluted share.
•Equity in earnings of unconsolidated joint ventures was $389,000 in the second quarter of 2024.
•Combined Portfolio NOI increased 1.8% for the second quarter of 2024 compared to the prior-year period.
•Combined Portfolio NOI, net loss, FFO and AFFO results were in line with the operational environment the Company previously outlined in its 2024 outlook.
•Repurchased 53,619 shares during the second quarter at a weighted average price of $17.34.
•Bell’s Bluff-West Nashville, TN, that has weighed on Combined Portfolio NOI the past 12 months has shown, subsequent to quarter end, some improvement.
•Modified the revolving credit facility to, among other things, reduce the borrowing capacity from $60.0 million to $40.0 million and extended the maturity by two years to September 2027. The modifications were completed in anticipation of an August 2024 closing of an approximate $28.0 million, seven-year mortgage at an interest rate of 5.22% secured by the Company’s Woodland Trails – LaGrange, Georgia property.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

Full Year 2024 Outlook
The Company has no material updates to its commentary noted below and previously issued on March 12, 2024:

•The operational environment in BRT’s Combined Portfolio is expected to be consistent with other Sunbelt-focused operators with new supply muting new and renewal lease rent growth until at least the second half of 2024 as the new supply is absorbed.
•BRT intends to emphasize stable average occupancy within the portfolio until it can achieve a lift in rental rates.
•Controllable expense growth is expected to grow modestly compared to 2023 and non-controllable expenses, particularly insurance, are expected to moderate somewhat compared to 2023.
•BRT’s balance sheet has no debt maturities until the third quarter of 2025, improved pricing and full availability on its credit facility and ample liquidity to deploy.
•The recently completed 240-unit Stono Oaks development in Johns Island, SC, of which BRT owns a 17.45% interest, is in lease up and is anticipated to lead to a drag on earnings from equity in unconsolidated joint ventures as the Company begins recognizing depreciation and interest expense associated with the development.
•A more favorable transaction environment in the second half of 2024 with smaller, private operators experiencing capital, ownership and/or refinancing challenges. The Company remains patient on asset growth in the near term but is cautiously optimistic that it may find new opportunities to deploy its available liquidity for rescue capital situations and/or asset acquisitions in late 2024 and into 2025.
•Long-term, the Company believes the Sunbelt offers compelling advantages due to the predominance of pro-business states, along with better population and job growth from migration patterns and business investment.
•With new supply growth expected to moderate in Sunbelt markets in 2025 and 2026, the Company expects a disciplined capital allocation strategy, a focus on stabilizing occupancy in a challenging leasing environment during 2024 and a pipeline of new investment opportunities to translate from a bridge year in 2024 to better growth in 2025 and 2026.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of June 30,
	2024	2023
Market capitalization (thousands)	$326,864	$373,646
Shares outstanding (thousands)	18,710	18,871
Closing share price	$17.47	$19.80
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended June 30,
	Combined		Consolidated		Unconsolidated
	2024	2023	2024	2023	2024	2023
Properties owned	29	28	21	21	8	7
Units	7,947	7,707	5,420	5,420	2,527	2,287
Average occupancy (a)	94.3%	94.3%	94.2%	94.5%	94.5%	94.0%
Average monthly rental revenue per occupied unit (a)	$1,387	$1,344	$1,341	$1,338	$1,497	$1,357
____________________________
(a) Excludes a 240-unit multi-family property in lease up
	Quarter ended June 30,
Per share data	2024 (Unaudited)	2023 (Unaudited
(Loss) earnings per share, basic	$(0.13)	$0.59
(Loss) earnings per share, diluted	$(0.13)	$0.58
FFO per share of common stock (diluted) (1)	$0.29	$0.28
AFFO per share of common stock (diluted) (1)	$0.35	$0.37

	As of June 30,
	2024	2023
Debt to Enterprise Value (2)	65%	63%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of June 30, 2024
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended June 30, 2024
Consolidated	$12,932
Unconsolidated (Pro rata)	2,989
Total Net Operating Income	$15,921

OTHER ASSETS
Cash and Cash Equivalents	$18,946
Cash and Cash Equivalents - Unconsolidated pro rata	2,418
Restricted Cash	568
Other Assets	16,730
Other Assets - Unconsolidated pro rata	3,979
Total Cash and Other Assets	$42,641

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$21,636
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	4,098
Total Other Liabilities	$25,734

DEBT SUMMARY
Mortgages Payable:
Consolidated	$421,250
Unconsolidated (Pro rata)	116,195
Total Mortgages Payable	$537,445

Credit Facility	$—
Subordinated Notes	37,153
Total Debt Outstanding	$574,598

Common Shares Outstanding	18,710
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Rental and other revenue from real estate properties	$23,778	$23,255	$47,076	$46,194
Interest and other income	84	63	189	63
Total revenues	23,862	23,318	47,265	46,257
Expenses:
Real estate operating expenses	10,846	10,548	21,425	20,982
Interest expense	5,500	5,513	11,023	10,996
General and administrative	3,813	3,848	7,965	7,903
Depreciation and amortization	6,466	7,543	12,901	15,551
Total expenses	26,625	27,452	53,314	55,432
Total revenues less total expenses	(2,763)	(4,134)	(6,049)	(9,175)
Equity in earnings of unconsolidated joint ventures	389	464	617	1,279
Equity in earnings from sale of unconsolidated joint venture properties	—	14,744	—	14,744
Insurance recovery	—	215	—	215
Gain on insurance recoveries	—	—	—	240
(Loss) income from continuing operations	(2,374)	11,289	(5,432)	7,303
Income tax (benefit) provision	(65)	51	13	127
(Loss) income from continuing operations, net of taxes	(2,309)	11,238	(5,445)	7,176
Net income attributable to non-controlling interests	(36)	(36)	(71)	(72)
Net (loss) income attributable to common stockholders	$(2,345)	$11,202	$(5,516)	$7,104

Weighted average number of shares of common stock outstanding:
Basic	17,737,452	18,155,062	17,681,514	18,110,508
Diluted	17,737,452	18,220,814	17,681,514	18,157,804

Per share amounts attributable to common stockholders:
Basic	$(0.13)	$0.59	$(0.30)	$0.37
Diluted	$(0.13)	$0.58	$(0.30)	$0.37

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Rental and other revenue	$11,294	$11,476	$21,918	$23,608
Total revenues	11,294	11,476	21,918	23,608

Expenses:
Real estate operating expenses	5,438	5,137	10,884	10,812
Interest expense	2,832	2,390	5,610	4,845
Depreciation	2,905	2,558	5,798	5,265
Total expenses	11,175	10,085	22,292	20,922
Total revenues less total expenses	119	1,391	(374)	2,686
Other equity earnings	3	3	21	116
Gain on insurance recoveries	—	—	—	65
Gain on sale of real estate	—	38,418	—	38,418
Loss on extinguishment of debt	—	(561)	—	(561)
Net (loss) income from joint ventures	$122	$39,251	$(353)	$40,724

BRT equity in earnings of unconsolidated joint venture properties	$389	$15,208	$617	$16,023

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(2,345)	$11,202	$(5,516)	$7,104
Add: depreciation and amortization of properties	6,466	7,543	12,901	15,551
Add: our share of depreciation in unconsolidated joint venture properties	1,373	1,302	2,740	2,678
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	(14,744)	—	(14,744)
Adjustments for non-controlling interests	(4)	(4)	(8)	(8)
NAREIT Funds from operations attributable to common stockholders	$5,490	$5,299	$10,117	$10,581

Adjustments for: straight-line rent and rent concession accruals	(388)	25	(363)	44
Adjustments for: our share of straight-line rent and rent concession accruals from unconsolidated joint venture properties	(60)	—	(60)	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	212	—	212
Add: amortization of restricted stock and RSU expense	1,090	1,193	2,432	2,603
Add: amortization of deferred mortgage and debt costs	271	275	542	527
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	30	27	60	54
Add: amortization of fair value adjustment for mortgage debt	139	154	282	311
Less: gain on insurance recoveries	—	—	—	(240)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—	—	(30)
Adjustments for non-controlling interests	(4)	(4)	(8)	(7)
Adjusted funds from operations attributable to common stockholders	$6,568	$7,181	$13,002	$14,055

Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(0.13)	$0.58	$(0.30)	$0.36
Add: depreciation and amortization of properties	0.35	0.40	0.69	0.82
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.07	0.15	0.14
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	(0.77)	—	(0.77)
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.29	$0.28	$0.54	$0.55

Adjustments for: straight line rent and rent concession accruals	(0.02)	—	(0.02)	—
Adjustments for: our share of straight-line rent and rent concession accruals in unconsolidated joint venture properties	—	—	—	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	0.01	—	0.01
Add: amortization of restricted stock and RSU expense	0.06	0.06	0.13	0.13
Add: amortization of deferred mortgage and debt costs	0.01	0.01	0.03	0.03
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	—	—
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01	0.02	0.02
Less: gain on insurance recoveries	—	—	—	(0.01)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—	—	—
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.35	$0.37	$0.70	$0.73

Diluted shares outstanding for FFO and AFFO	18,699,000	19,174,000	18,640,000	19,171,000

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	June 30, 2024	December 31, 2023
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$626,291	$635,836
Investment in unconsolidated joint ventures	32,178	34,242
Cash and cash equivalents	18,946	23,512
Restricted cash	568	632
Other assets	16,730	15,741
Total Assets	$694,713	$709,963

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$421,250	$422,427
Junior subordinated notes, net of deferred costs	37,153	37,143
Credit facility, net of deferred costs	—	—
Accounts payable and accrued liabilities	21,636	21,948
Total Liabilities	480,039	481,518

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,748 and 17,536 shares outstanding	177	175
Additional paid-in capital	268,382	267,271
Accumulated deficit	(53,821)	(38,986)
Total BRT Apartments Corp. stockholders’ equity	214,738	228,460
Non-controlling interests	(64)	(15)
Total Equity	214,674	228,445
Total Liabilities and Equity	$694,713	$709,963

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity during the periods indicated is reflected in the table below:
Quarter ended	Shares repurchased	Total cost	Average Cost Per Share
March 31, 2024	123,061	$2,268,000	$18.43
June 30, 2024	53,619	929,977	$17.34
	176,680	$3,197,977	$18.10

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2024
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
35	$276,000	$7,880	$181	28%	445

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,108,000	$147,000	$961,000
Estimated Non-Recurring Capital Expenditures (2)	1,180,000	117,000	1,063,000
Total Capital Expenditures	$2,288,000	$264,000	$2,024,000

Replacements (operating expense) (3)	$801,324	$73,748	$727,576

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units) (5)	$248	$29	$219

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.
(5) Excludes a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2024
(dollars in thousands)
________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$1,730	$1,730	$—	—%	—%
2025	19,860	4,485	15,375	4%	4.42%
2026	74,622	5,091	69,531	18%	4.12%
2027	46,189	3,394	42,795	11%	3.96%
2028	40,697	2,746	37,951	10%	4.47%
Thereafter	241,737	22,029	219,708	57%	3.92%
Total	$424,835	$39,475	$385,360	100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$888	$888	—	—%	—%
2025	1,842	1,842	$—	—%	—%
2026	25,435	1,806	23,629	22%	4.88%
2027	13,026	1,472	11,554	11%	4.15%
2028	34,265	449	33,816	31%	4.26%
Thereafter	41,206	1,340	39,866	37%	3.43%
Total	$116,662	$7,797	$108,865	100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$2,618	$2,618	$—	—	—%
2025	21,702	6,327	15,375	3%	4.42%
2026	100,057	6,897	93,160	18%	4.42%
2027	59,215	4,866	54,349	11%	4.17%
2028	74,962	3,195	71,767	15%	4.00%
Thereafter	282,943	23,369	259,574	53%	3.96%
Total	$541,497	$47,272	$494,225	100%
Weighted Average Remaining Term to Maturity (2)			6.1	years
Weighted Average Interest Rate (2)			4.03%
Debt Service Coverage Ratio for the quarter ended June 30, 2024			1.50	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $247
Interest Rate	3 month term SOFR + 2.26% (i.e., 7.59% at 6/30/2024)
Maturity	April 30, 2036

Credit Facility (as of June 30, 2024)
Maximum Amount Available (1)	Up to $60,000
Amount Outstanding	$0
Interest Rate	1 month SOFR + 2.50% (floor of 6%)
Maturity (1)	September 2025
____________________________________________
(1) Effective July 9, 2024, the facility was amended to change the maximum amount available up to $40,000 and extend the maturity until September 2027.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2024
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	$2,680	$1,353	$1,327	10.6%	91.3%	$1,245
Florida	518	2,338	1,133	1,205	9.6%	93.9%	1,463
Texas	600	2,321	1,265	1,056	8.4%	92.8%	1,193
Ohio	264	988	591	397	3.2%	96.3%	1,141
Virginia	220	1,208	528	680	5.4%	96.5%	1,686
North Carolina	264	1,087	441	646	5.2%	94.8%	1,283
South Carolina	474	2,251	1,117	1,134	9.1%	95.1%	1,471
Tennessee	702	3,192	1,461	1,731	13.8%	94.2%	1,468
Alabama	740	2,854	1,294	1,560	12.5%	95.3%	1,196
Mississippi	776	3,150	1,111	2,039	16.3%	95.0%	1,308
Missouri	174	928	435	493	3.9%	93.9%	1,698
Legacy assets		368	117	251	2.0%
Totals	5,420	$23,365	$10,846	$12,519	100%	94.2%	$1,341

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,665	$1,347	$1,318	45.0%	93.6%	$1,514
South Carolina	713	1,356	501	855	29.2%	95.2%	1,567
Georgia	271	949	480	469	16.0%	93.4%	1,515
Alabama	200	592	289	303	10.4%	98.0%	1,144
Other (2)	240	58	77	(19)	(0.6)%	N/A	N/A
Totals	2,527	$5,620	$2,694	$2,926	100%	94.5%	$1,497

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Six months ended June 30, 2024
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$4,610	$2,533	$2,077	8.2%	92.2%	$1,193
Georgia	688	5,311	2,753	2,558	10.1%	91.4%	1,240
Florida	518	4,710	2,271	2,439	9.7%	94.7%	1,461
Ohio	264	1,954	919	1,035	4.1%	95.4%	1,147
Virginia	220	2,390	1,003	1,387	5.5%	96.2%	1,677
North Carolina	264	2,139	876	1,263	5.0%	95.0%	1,278
South Carolina	474	4,438	2,296	2,142	8.5%	95.2%	1,458
Tennessee	702	6,608	2,924	3,684	14.6%	93.0%	1,549
Alabama	740	5,674	2,592	3,082	12.2%	94.3%	1,198
Missouri	174	1,878	854	1,024	4.1%	94.9%	1,694
Mississippi	776	6,219	2,193	4,026	16.0%	94.7%	1,303
Legacy assets	—	732	211	521	2.1%	N/A	N/A
Totals	5,420	$46,663	$21,425	$25,238	100.0%	93.9%	$1,349

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	$5,262	$2,728	$2,534	43.6%	92.5%	$1,514
South Carolina	713	2,654	976	1,678	28.9%	94.8%	1,541
Georgia	271	1,931	951	980	16.9%	94.0%	1,535
Alabama	200	1,176	553	623	10.7%	97.3%	1,136
Totals (2)	2,287	$11,023	$5,208	$5,815	100%	93.8%	$1,491

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Excludes property in lease up

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended June 30, 2024 and 2023
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended June 30,
	2024	2023	% Change
Combined Revenues	$29,032	$28,299	2.6%

Combined Operating Expenses
Payroll	$2,421	$2,526	(4.2)%
Real Estate taxes	3,522	3,365	4.7%
Management Fees	804	817	(1.6)%
Insurance	1,444	1,086	33.0%
Utilities	1,705	1,607	6.1%
Repairs and Maintenance	1,609	1,716	(6.2)%
Replacements	728	705	3.3%
Advertising, Leasing and Other	1,112	1,074	3.5%
Total Combined Operating Expenses	$13,345	$12,896	3.5%

Total Combined Operating Income	$15,687	$15,403	1.8%
____________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Six months ended June 30, 2024 and 2023

(dollars in thousands)
____________________________________________________________________________________________________________________

	Six Months Ended June 30,
	2024	2023	% Change
Combined Revenues	$57,427	$56,153	2.3%

Combined Operating Expenses
Payroll	$4,847	$4,867	(0.4)%
Real Estate taxes	7,060	6,705	5.3%
Management Fees	1,629	1,625	0.2%
Insurance	2,859	2,398	19.2%
Utilities	3,453	3,356	2.9%
Repairs and Maintenance	3,110	3,424	(9.2)%
Replacements	1,280	1,229	4.1%
Advertising, Leasing and Other	2,184	2,062	5.9%
Total Combined Operating Expenses	$26,422	$25,666	2.9%

Total Combined Operating Income	$31,005	$30,487	1.7%

________________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of June 30, 2024
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2024 Avg. Occupancy	Q2 2024 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	14	208	94.4%	$1,572
Avondale Station	Decatur	GA	1954	2012	70	212	88.7%	1,440
Newbridge Commons	Columbus	OH	1999	2013	25	264	96.3%	1,141
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	39	208	96.6%	1,071
Avalon	Pensacola	FL	2008	2014	16	276	94.3%	1,495
Crossings of Bellevue	Nashville	TN	1985	2014	39	300	95.0%	1,464
Parkway Grande	San Marcos	TX	2014	2015	10	192	95.0%	1,295
Woodland Trails	LaGrange	GA	2010	2015	14	236	93.5%	1,367
Kilburn Crossing	Fredericksburg	VA	2005	2016	19	220	96.5%	1,686
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	9	288	89.7%	1,113
Grove at River Place	Macon	GA	1988	2016	36	240	91.4%	955
Civic Center 1	Southaven	MS	2002	2016	22	392	95.2%	1,268
Civic Center 2	Southaven	MS	2005	2016	19	384	94.7%	1,350
Vanguard Heights	Creve Coeur	MO	2016	2017	8	174	93.9%	1,698
Jackson Square	Tallahassee	FL	1996	2017	28	242	93.5%	1,425
Woodland Apartments	Boerne	TX	2007	2017	17	120	96.7%	1,211
Magnolia Pointe	Madison	AL	1991	2017	33	204	93.1%	1,232
Bell's Bluff	Nashville	TN	2019	2018	5	402	93.6%	1,471
Crestmont at Thornblade	Greenville	SC	1998	2018	26	266	95.6%	1,393
Somerset at Trussville	Trussville	AL	2007	2019	17	328	95.7%	1,255
Abbotts Run	Wilmington	NC	2001	2020	23	264	94.8%	1,283
Weighted Avg./Total Consolidated					23	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	35	271	93.4%	1,515	74%
Gateway Oaks	Forney	TX	2016	2016	8	313	96.6%	1,402	50%
Mercer Crossing	Dallas	TX	2015	2017	9	509	92.2%	1,687	50%
Canalside Lofts	Columbia	SC	2008	2017	16	374	94.8%	1,452	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	23	281	92.8%	1,332	50%
Canalside Sola	Columbia	SC	2015	2018	9	339	95.7%	1,693	46%
The Village at Lakeside	Auburn	AL	1988	2019	36	200	98.0%	1,144	80%
Weighted Avg./Total Unconsolidated					17	2,287

Weighted Avg./Total Portfolio					21	7,707
Lease up
Stono Oaks	Johns Island	SC	2023	2022		240			18%

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
.
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent and rent concession accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended June 30, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024		2023	% Change
Georgia	688	$2,680	$2,653	1.0%	$1,353	$1,334	1.4%	$1,327		$1,319	0.6%
Florida	518	2,338	2,356	(0.8)%	1,133	1,138	(0.4)%	1,205		1,218	(1.1)%
Texas	600	2,321	2,286	1.5%	1,265	1,378	(8.2)%	1,056		908	16.3%
Ohio	264	988	922	7.2%	591	407	45.2%	397		515	(22.9)%
Virginia	220	1,208	1,131	6.8%	528	451	17.1%	680		680	0.0%
North Carolina	264	1,087	1,063	2.3%	441	410	7.6%	646		653	(1.1)%
South Carolina	474	2,251	2,137	5.3%	1,117	1,155	(3.3)%	1,134		982	15.5%
Tennessee	702	3,192	3,497	(8.7)%	1,461	1,444	1.2%	1,731		2,053	(15.7)%
Alabama	740	2,854	2,850	0.1%	1,294	1,231	5.1%	1,560		1,619	(3.6)%
Mississippi	776	3,150	3,024	4.2%	1,111	1,050	5.8%	2,039		1,974	3.3%
Missouri	174	928	966	(3.9)%	435	435	0.0%	493		531	(7.2)%
Totals	5,420	$22,997	$22,885	0.5%	$10,729	$10,433	2.8%	$12,268		$12,452	(1.5)%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Georgia		91.3%	93.9%	(2.8)%	$1,245	$1,215	2.5%
Florida		93.9%	94.7%	(0.8)%	1,463	1,448	1.0%
Texas		93.7%	92.4%	1.4%	1,193	1,213	(1.6)%
Ohio		96.3%	97.1%	(0.8)%	1,141	1,083	5.4%
Virginia		96.5%	97.0%	(0.5)%	1,686	1,586	6.3%
North Carolina		95.0%	95.1%	(0.1)%	1,283	1,243	3.2%
South Carolina		95.1%	94.9%	0.2%	1,471	1,404	4.8%
Tennessee		94.2%	94.7%	(0.5)%	1,468	1,611	(8.9)%
Alabama		96.6%	92.3%	4.7%	1,196	1,208	(1.0)%
Mississippi		95.0%	94.5%	0.5%	1,308	1,259	3.9%
Missouri		93.9%	95.8%	(2.0)%	1,698	1,727	(1.7)%
Weighted Average		94.2%	94.3%	(0.1)%	$1,341	$1,338	0.2%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Six months ended June 30, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2024	2023	% Change	2024	2023		% Change	2024	2023	% Change
Georgia	688	$5,311	$5,231	1.5%	$2,753	$2,553		7.8%	$2,558	$2,678	(4.5)%
Florida	518	4,710	4,726	(0.3)%	2,271	2,182		4.1%	2,439	2,544	(4.1)%
Texas	600	4,610	4,550	1.3%	2,533	2,714		(6.7)%	2,077	1,836	13.1%
Ohio	264	1,954	1,866	4.7%	919	859		7.0%	1,035	1,007	2.8%
Virginia	220	2,390	2,293	4.2%	1,003	884		13.5%	1,387	1,409	(1.6)%
Missouri	474	1,878	1,877	0.1%	854	862		(0.9)%	1,024	1,015	0.9%
Alabama	702	5,674	5,599	1.3%	2,592	2,509		3.3%	3,082	3,090	(0.3)%
North Carolina	174	2,139	2,063	0.1%	876	816		(0.9)%	1,263	3,090	0.9%
Mississippi	740	6,219	6,020	1.3%	2,193	2,175		3.3%	4,026	3,090	(0.3)%
South Carolina	264	4,438	4,273	3.7%	2,296	2,252		7.4%	2,142	3,090	1.3%
Tennessee	776	6,608	6,954	3.3%	2,924	2,956		0.8%	3,684	3,090	4.7%
Totals	5,420	$45,931	$45,452	1.1%	$21,214	$20,762	$20,762	2.2%	$24,717	$24,690	0.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023		% Change
Georgia		91.4%	93.7%	(2.5)%	$1,240	$1,203		3.1%
Florida		94.7%	95.0%	(0.3)%	1,461	1,452		0.6%
Texas		93.0%	92.4%	0.6%	1,193	1,218		(2.1)%
Ohio		95.4%	97.3%	(2.0)%	1,147	1,090		5.2%
Virginia		96.2%	96.7%	(0.5)%	1,677	1,613		4.0%
South Carolina		95.1%	95.1%	0.0%	1,458	1,393		4.7%
Tennessee		92.7%	93.8%	(1.2)%	1,549	1,610		(3.8)%
Missouri		94.8%	94.6%	0.2%	1,694	1,694		0.0%
Alabama		95.2%	94.4%	0.8%	1,198	1,176		1.9%
North Carolina		95.0%	94.7%	0.3%	1,278	1,228		4.1%
Mississippi		94.7%	95.2%	(0.5)%	1,303	1,246		4.6%
Weighted Average		93.8%	94.3%	(0.5)%	1,349	1,329		1.5%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended June 30, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$2,665	$2,628	1.4%	$1,347	$1,236	9.0%	$1,318	$1,392	(5.3)%
Georgia	271	949	947	0.2%	480	494	(2.8)%	469	453	3.5%
South Carolina	713	1,356	1,289	5.2%	500	449	11.4%	856	840	1.9%
Alabama	200	592	550	7.6%	289	284	1.8%	303	266	13.9%
Totals	2,287	$5,562	$5,414	2.7%	$2,616	$2,463	6.2%	$2,946	$2,951	(0.2)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		93.6%	92.1%	1.6%	$1,514	$1,524	(0.7)%
Georgia		93.4%	96.5%	(3.2)%	1,515	1,470	3.1%
South Carolina		95.2%	94.5%	0.7%	1,567	1,480	5.9%
Alabama		98.0%	98.0%	0.0%	1,144	1,050	9.0%
Weighted Average		94.5%	93.9%	0.6%	$1,497	$1,461	2.5%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Six months ended June 30, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$5,262	$5,176	1.7%	$2,728	$2,509	8.7%	$2,534	$2,667	(5.0)%
Georgia	271	1,931	1,884	2.5%	951	925	2.8%	980	959	2.2%
South Carolina	713	2,655	2,536	4.7%	978	914	7.0%	1,677	1,622	3.4%
Alabama	200	1,175	1,104	6.4%	552	555	(0.5)%	623	549	13.5%
Totals	2,287	$11,023	$10,700	3.0%	$5,209	$4,903	6.2%	$5,814	$5,797	0.3%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		92.5%	91.9%	0.7%	$1,514	$1,515	(0.1)%
Georgia		94.0%	96.4%	(2.5)%	1,535	1,473	4.2%
South Carolina		94.8%	93.9%	1.0%	1,541	1,471	4.8%
Alabama		97.3%	98.4%	(1.1)%	1,136	1,046	8.6%
Weighted Average		93.8%	93.6%	0.2%	$1,491	$1,453	2.6%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP Net ( loss) income attributable to common stockholders	$(2,345)	$11,202	$(5,516)	$7,104
Less: Other Income	(84)	(63)	(189)	(63)
Add: Interest expense	5,500	5,513	11,023	10,996
General and administrative	3,813	3,848	7,965	7,903
Depreciation and amortization	6,466	7,543	12,901	15,551
Provision for taxes	(65)	51	13	127
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	(14,744)	—	(14,744)
Insurance recovery	—	(215)	—	(215)
Less: Gain on insurance recoveries	—	—	—	(240)
Adjust for: Equity in earnings of unconsolidated joint venture properties	(389)	(464)	(617)	(1,279)
Add: Net income attributable to non-controlling interests	36	36	71	72
Net Operating Income	$12,932	$12,707	$25,651	$25,212

Less: Non-same store Net Operating Income	251	255	$521	$522
Same store Net Operating Income	$12,681	$12,452	$25,130	$24,690

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
BRT equity in earnings from joint ventures	$389	$15,208	$617	$16,023
Add: Interest expense	1,230	1,221	2,449	2,473
Depreciation	1,373	1,301	2,740	2,678
Loss on extinguishment of debt	—	212	—	212
Less: Gain on insurances recoveries	—	—	—	(30)
Gain on sale of real estate	—	(14,744)	—	(14,744)
Equity in earnings of joint ventures	(3)	—	(21)	(113)
Net Operating Income	$2,989	$3,198	$5,785	$6,499

Less: Non-same store Net Operating Income	$(20)	$247	(92)	702
Same store Net Operating Income	$3,009	$2,951	$5,877	$5,797

Consolidated same store Net Operating Income	$12,681	$12,452	25,130	24,690
Unconsolidated same store Net Operating Income	3,009	2,951	5,877	5,797
Combined same store Net Operating Income	$15,690	$15,403	$31,007	$30,487

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended June 30, 2024 to the BRT pro-rata information presented below:

	Three Months Ended June 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,294	$5,680	$5,614
Total revenues	11,294	5,680	5,614
Expenses:
Real estate operating expenses	5,438	2,691	2,747
Interest expense	2,832	1,230	1,602
Depreciation	2,905	1,373	1,532
Total expenses	11,175	5,294	$5,881

Total revenues less total expenses	119	386	(267)

Other equity earnings	3	3	—
Net income	$122	389	$(267)

	Three Months Ended June 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,476	$5,905	$5,571
Total revenues	11,476	5,905	5,571
Expenses:
Real estate operating expenses	5,137	2,707	2,430
Interest expense	2,390	1,221	1,169
Depreciation	2,558	1,301	1,257
Total expenses	10,085	5,229	$4,856

Total revenues less total expenses	1,391	676	715

Other equity earnings	3		3
Gain on insurance recoveries	—	—	—
Net income	$39,251	$15,208	$24,043

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$21,918	$11,154	$10,764
Total revenues	21,918	11,154	10,764
Expenses:
Real estate operating expenses	10,884	5,369	5,515
Interest expense	5,610	2,449	3,161
Depreciation	5,798	2,740	3,058
Total expenses	22,292	10,558	$11,734

Total revenues less total expenses	(374)	596	(970)

Other equity earnings	21	21	—
Impairment charges	—	—	—
Insurance recoveries	—	—	—
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$(353)	$617	$(970)

	Six Months Ended June 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$23,608	$12,148	$11,460
Total revenues	23,608	12,148	11,460
Expenses:
Real estate operating expenses	10,812	5,649	5,163
Interest expense	4,845	2,473	2,372
Depreciation	5,265	2,678	2,587
Total expenses	20,922	10,800	$10,122

Total revenues less total expenses	2,686	1,348	1,338

Other equity earnings	116	113	3
Gain on insurance recoveries	65	30	35
Gain on sale of real estate properties	38,418	14,744	23,674
Loss on extinguishment of debt	(561)	(212)	(349)
Net income	$40,724	$16,023	24,701

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(dollars in thousands)

_____________________________________________________________________________________________________________________

At June 30, 2024, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a multi-family property that is in lease up. The condensed balance sheet below present information regarding such properties:

	June 30, 2024
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$324,214	$145,816	$178,398
Cash and cash equivalents	5,374	2,418	2,956
Other assets	7,418	3,979	3,439
Total Assets	$337,006	$152,213	$184,793

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	250,584	116,195	134,389
Accounts payable and accrued liabilities	10,657	4,098	6,559
Total Liabilities	261,241	120,293	140,948
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	75,765	31,919	43,846
Total Liabilities and Equity	$337,006	$152,212	$184,794